SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 18, 2004
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Date of Report (Date of earliest event reported)

SEDONA CORPORATION
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(Exact name of registrant as specified in its charter)

Pennsylvania	0-15864	95-4091769

(State or other	(Commission	(IRS Employer
jurisdiction of	File No.)	Identification No.)
incorporation)

1003 W. Ninth Avenue
King of Prussia, PA	19406

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(610) 337-8400
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Not applicable
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Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANTS.

Not applicable.

ITEM 5. OTHER EVENTS

Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE

Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 17, 2004, SEDONA Corporation issued a press release announcing its preliminary operating results for the full year and the three months ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEDONA CORPORATION

Dated: March 18, 2004	By: /s/ Marco A. Emrich

Marco A. Emrich
Chief Executive Officer and President